SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 11, 2006

Date of Earliest Event Reported:  August 11, 2006

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12929	36-4135495
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

1100 CommScope Place, SE
P.O. Box 339
Hickory, North Carolina 28602
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 11, 2006, the Company announced that it decided not to pursue its proposal to acquire Andrew Corporation at the present time. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit	Description

	99.1.	CommScope, Inc. Press Release dated August 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2006

COMMSCOPE, INC.

	By:	/s/ Frank B. Wyatt, II
		Name:	Frank B. Wyatt, II
		Title:	Senior Vice President, General Counsel
and Secretary

INDEX OF EXHIBITS

Exhibit	Description
99.1	CommScope, Inc. Press Release dated August 11, 2006.